UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2026

Game Your Game, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43419	81-4611894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Waverley Street, Palo Alto, CA 94301

(Address of principal executive offices and zip code)

(415) 223-4630

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GYGY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Third Note Amendment and Waiver

As previously disclosed in the registration statement on Form S-1 (File No. 333-296763) (as amended, the “Registration Statement”) relating to the Direct Listing (as defined below) of Game Your Game, Inc. (the “Company”), on December 28, 2024, the Company issued an unsecured promissory note (as amended, the “Note”) to Grafiti LLC (“Grafiti”), a subsidiary of Grafiti Group LLC (the “Parent”), the parent of the Company and beneficial owner of more than 50% of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), for a maximum principal amount of $2,500,000, which was subsequently increased to $3,000,000 in connection with its first amendment. The Note has an interest rate of 10% and a maturity date of June 30, 2026 (the “Maturity Date”).

On July 29, 2026, the Company entered into a Third Amendment and Waiver Agreement to the Note (the “Amendment”) with Grafiti, which Amendment (i) extends the Maturity Date to July 31, 2027, with retroactive effect as of June 30, 2026, subject to automatic successive one-month extensions for so long as amounts remain outstanding under the Note and the Company complies in all material respects with the repayment provisions described below; (ii) adds repayment provisions under which, during the period beginning on the date the Company completes the Direct Listing, assuming the Direct Listing is completed, and ending on the earlier of: (a) the date that is three (3) years from the Direct Listing date, and (b) the date that the Company has sold $40,000,000 in shares of Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), pursuant to that certain Securities Purchase Agreement, by and between the Company and Streeterville Capital, LLC, dated as of June 30, 2026, the Company may repay only up to $500,000 of the outstanding balance of the Note during the first full calendar month following the Direct Listing date and up to $150,000 during each calendar month thereafter (with unused monthly amounts carrying forward), subject to a reduced cap of $25,000 in any calendar month in which the closing price of the Common Stock is below $4.00 per share (as adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions) on at least ten (10) trading days, and permits the Company to apply up to 15% of the gross cash proceeds of any subsequent financing consummated by the Company, including proceeds resulting from cash exercises of outstanding warrants of the Company, after the Direct Listing date toward repayment; (iii) provides that amounts remaining outstanding on a date on which the Maturity Date is automatically extended will not constitute an Event of Default (as defined in the Note) so long as the Company remains in compliance with such repayment provisions; and (iv) waives any Event of Default arising solely from the Company's failure to pay amounts outstanding under the Note on or prior to the effective date of the Amendment, including as a result of the passage of the prior maturity date of the Note of June 30, 2026. Interest continues to accrue on outstanding principal during any extension period.

Letter Agreement

As previously disclosed in the Registration Statement, on June 30, 2026, the Company entered into an Exchange Agreement with the Parent (the “Exchange Agreement”), pursuant to which the Company issued 18,000.018 shares of Series A Preferred Stock to the Parent in exchange for 2,500,000 shares of Common Stock held by it. The terms of the Series A Preferred Stock are set forth in the Certificate of Designation of Preferences and Rights of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Nevada on June 30, 2026 (the “Certificate of Designation”).

On July 29, 2026, the Company entered into a Letter Agreement (the “Letter Agreement”) with the Parent, pursuant to which, with a retroactive effective date as of June 30, 2026, for so long as the Parent remains the Controlling Stockholder (as defined in the Certificate of Designation), the Parent agreed that it will not request or otherwise seek to cause the Company or its board of directors (the “Board”) to effect a Corporation Optional Redemption (as defined in the Certificate of Designation) of the Series A Preferred Stock, or any other redemption thereunder, in each case without limiting the authority of the Board, consistent with its fiduciary duties, to independently determine whether to effect such a redemption. In addition, the Parent irrevocably waived, until the last day of the fiscal quarter in which the Direct Listing occurs (the “Trigger Event Period”), the occurrence, effectiveness and application of a Trigger Event (as defined in the Certificate of Designation), including, among others, any resulting increase in the stated value of the Series A Preferred Stock or adjustment to the conversion price. The waiver applies only to events occurring during such Trigger Event Period, and following its expiration, the provisions governing Trigger Events under the Certificate of Designation will thereafter apply in accordance therewith; provided, however, that, upon the expiration of the Trigger Event Period, no event, circumstance or condition occurring during such period shall retroactively constitute a Trigger Event or result in any retroactive increase in the stated value of the Series A Preferred Stock, its conversion price or any other consequence or effect under the Certificate of Designation.

The Note, and subsequent amendments thereto, Exchange Agreement and Certificate of Designation were previously described in the Registration Statement, and such descriptions of the Note, and subsequent amendments thereto, Exchange Agreement and Certificate of Designation contained therein are incorporated herein by reference. The Note was filed as Exhibit 4.1, the Exchange Agreement was filed as Exhibit 10.11 and the Certificate of Designation was filed as Exhibit 3.5 to the Registration Statement. The foregoing summary of the Note, Exchange Agreement and Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of such documents, which were filed as exhibits to the Registration Statement and are incorporated herein by reference.

The foregoing description of the terms of the Amendment and Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment and Letter Agreement attached as Exhibits 4.2 and 10.1 to this Current Report on Form 8-K, respectively, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above regarding the Letter Agreement and in the Registration Statement regarding the terms of the Series A Preferred Stock, including its seniority to the Common Stock and the covenants restricting the Company’s ability to take certain actions without the consent of the Required Holders (as defined in the Certificate of Designation), is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Registration Statement, immediately prior to the effectiveness of the Registration Statement, Nadir Ali resigned as a member of the Board. Effective upon the effectiveness of the Registration Statement, on July 28, 2026, Adam Benson became a member of the Board, and Soumya Das became a member of the Board and its chairperson.

The Board has determined that Mr. Benson is an independent director under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Mr. Benson qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Benson will serve as a member and will initially be the chairperson of the audit committee, nominating and corporate governance committee and compensation committee of the Board.

In connection with their appointments to the Board, each of Messrs. Das and Benson entered into an Indemnification Agreement with the Company, which was filed as Exhibit 10.26 to the Registration Statement, and is incorporated herein by reference.

Messrs. Das and Benson’s biographies were previously disclosed in the Registration Statement and are incorporated herein by reference. None of the aforementioned directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 7.01 Regulation FD Disclosure.

The Company expects that its Common Stock will begin trading on the Capital Market tier of Nasdaq on or around July 30, 2026, under the ticker symbol “GYGY” (such event, the “Direct Listing”). In connection with the Direct Listing, the Company issued a press release, dated July 30, 2026, announcing the anticipated date of commencement of trading on Nasdaq. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Company announces material information to its investors using filings with the U.S. Securities and Exchange Commission (the “SEC”), the investor relations page on the Company’s website (www.gameyourgame.com/IR), the Company’s LinkedIn page (www.linkedin.com/gameyourgame), press releases, public conference calls and webcasts. The Company uses these channels, as well as social media, to communicate with investors and the public about the Company, its products and services and other matters. Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information. Any updates to the list of disclosure channels through which the Company will announce information will be posted on the investor relations page on the Company’s website.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designation of Preferences and Rights of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Nevada on June 30, 2026 (incorporated by reference to Exhibit 3.5 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-296763), filed with the SEC on June 30, 2026).
4.1	Unsecured Promissory Note issued to Grafiti LLC, dated December 28, 2024 (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (File No. 333-296763), filed with the SEC on June 12, 2026).
4.2*	Third Amendment and Waiver Agreement to the Unsecured Promissory Note, dated July 29, 2026, by and between Game Your Game, Inc. and Grafiti LLC.
10.1*	Letter Agreement, dated July 29, 2026, by and between Game Your Game, Inc. and Grafiti Group LLC.
10.2	Exchange Agreement, dated June 30, 2026, by and between Game Your Game, Inc. and Grafiti Group LLC (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-296763), filed with the SEC on June 30, 2026).
10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-296763), filed with the SEC on June 12, 2026).
99.1**	Press release, dated July 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2026	Game Your Game, Inc.

	By:	/s/ Soumya Das
Soumya Das
Chief Executive Officer

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